EAGLE POINT
CREDIT COMPANY

SEPTEMBER 30, 2017
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE SYMBOLS: ECC / ECCA / ECCB / ECCY / ECCZ

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

This report is solely for the use of the intended recipient(s). The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should also consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s Prospectus and other SEC filings contain this and other important information about the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2017. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC (the “Adviser”) nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

For more complete information, or to obtain a prospectus, please visit http://www.eaglepointcreditcompany.com.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.  The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2017

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $492,583,777)	$469,965,765
Cash	14,442,137
Interest receivable	13,957,554
Prepaid expenses	908,728
Receivable for shares of common stock issued in accordance with the Company's dividend reinvestment plan	341,710
Other receivable	348,012
Total Assets	499,963,906

LIABILITIES

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,585,679)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred debt issuance costs	43,864,321

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,867,584 shares outstanding)	46,689,600
Unamortized deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,305,149)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred debt issuance costs	44,384,451

7.00% Unsecured Notes due 2020 (Note 7):
7.00% Unsecured Notes due 2020	59,998,750
Unamortized deferred debt issuance costs associated with 7.00% Unsecured Notes due 2020	(1,875,294)
Net 7.00% Unsecured Notes due 2020 less associated unamortized deferred debt issuance costs	58,123,456

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred debt issuance costs associated with 6.75% Unsecured Notes due 2027	(1,229,287)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred debt issuance costs	30,395,713

Payable for securities purchased	10,379,880
Incentive fee payable	2,257,652
Management fee payable	1,742,625
Professional fees payable	279,091
Administration fees payable	229,878
Tax expense payable	160,350
Directors' fees payable	86,375
Due to affiliates	77,857
Other expenses payable	69,351
Total Liabilities	192,051,000

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 18,474,034 shares of $0.001 par value common stock outstanding	$307,912,906

NET ASSETS consist of:
Paid-in capital (Note 5)	$352,196,648
Accumulated net realized gain (loss) on investments	4,972,739
Net unrealized appreciation (depreciation) on investments	(22,618,012)
Aggregate common stock distributions paid in excess of net investment income	(26,638,469)
Total Net Assets	$307,912,906
Net asset value per share of common stock	$16.67

See accompanying notes to the consolidated financial statements

1

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2017

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2) (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Battalion CLO XI Ltd.	CLO Secured Note - Class E (7.36% due 10/24/29)	$700,000	$665,398	$666,540	0.22%
CIFC Funding 2013-II, Ltd.	CLO Secured Note - Class B2L (5.90% due 4/21/25)	630,000	623,909	630,000	0.20%
CIFC Funding 2013-II, Ltd.	CLO Secured Note - Class B3L (7.05% due 4/21/25)	1,191,000	1,146,661	1,191,000	0.39%
CIFC Funding 2013-II, Ltd.	CLO Secured Note - Class B-3L-R (5.90% due 10/18/30)	2,847,500	2,562,750	2,562,750	0.83%
CIFC Funding 2014, Ltd.	CLO Secured Note - Class F (6.55% due 4/18/25)	1,870,000	1,651,750	1,722,084	0.56%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (7.35% due 7/18/27)	1,500,000	1,428,648	1,432,650	0.47%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Secured Note - Class F (6.55% due 1/18/26)	1,700,000	1,557,290	1,700,000	0.55%
			9,636,406	9,905,024	3.22%
CLO Equity (6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 14.25% due 10/15/28) (7)	8,725,000	5,993,994	5,572,006	1.81%
ALM XIX, Ltd.	CLO Preferred Shares (estimated yield of 11.18% due 7/15/28)	1,300,000	1,275,243	1,186,491	0.39%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (7) (8)	11,177,500	3,394,467	2,352,009	0.76%
Ares XLI CLO Ltd.	CLO Subordinated Note (estimated yield of 17.08% due 1/15/29) (7)	18,995,000	15,869,738	15,636,227	5.08%
Ares XLIII CLO Ltd.	CLO Subordinated Note (estimated yield of 15.47% due 10/15/29) (7)	20,100,000	17,763,877	17,084,391	5.55%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 14.21% due 7/18/28)	4,022,535	2,953,120	3,016,708	0.98%
Atlas Senior Loan Fund, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/15/24) (7) (8) (9)	6,350,000	-	241,300	0.08%
Atrium IX	CLO Subordinated Note (estimated yield of 20.70% due 2/28/24)	9,210,000	5,495,446	7,365,815	2.39%
Atrium XI	CLO Subordinated Note (estimated yield of 14.39% due 10/23/25)	5,903,000	4,710,579	4,632,797	1.50%
Avery Point V CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/17/26) (10)	10,875,000	6,066,112	3,045,000	0.99%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 25.23% due 1/18/25) (7)	12,939,125	7,016,128	6,212,844	2.02%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 16.68% due 1/15/29) (7)	16,700,000	14,113,595	12,673,326	4.12%
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 14.42% due 1/15/28) (7)	38,150,000	31,468,578	30,389,085	9.87%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 9.29% due 7/15/28) (7)	18,250,000	14,650,611	10,885,383	3.54%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 18.49% due 7/15/26)	1,575,000	815,966	722,335	0.23%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 2.93% due 10/22/30)	5,000,000	3,506,373	3,080,532	1.00%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 15.75% due 11/23/25)	8,180,000	5,371,935	4,702,544	1.53%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 15.80% due 4/15/29) (7)	34,250,000	27,649,684	27,283,188	8.86%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 27.77% due 10/16/25)	8,300,000	4,700,879	5,812,904	1.89%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (estimated yield of 24.41% due 10/18/30) (7)	12,325,000	5,258,457	5,582,523	1.81%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 24.41% due 10/18/30)	8,978,125	3,513,790	4,077,596	1.32%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (estimated yield of 23.66% due 4/18/25) (7)	13,387,500	7,433,660	6,759,759	2.20%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 23.66% due 4/18/25)	500,000	293,197	248,713	0.08%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.83% due 7/22/26)	14,000,000	8,718,087	8,555,969	2.78%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 4.84% due 10/17/26)	7,000,000	4,525,127	3,245,861	1.05%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 11.44% due 10/19/27) (7)	11,616,216	8,298,799	7,601,804	2.47%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 26.88% due 7/15/27) (7)	22,300,000	14,665,756	16,172,864	5.25%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 14.46% due 10/15/30) (7)	7,700,000	6,841,758	6,783,188	2.20%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (estimated yield of 8.95% due 1/16/26) (7)	20,000,000	11,782,509	9,002,154	2.92%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 8.95% due 1/16/26)	7,360,000	3,960,583	3,097,394	1.01%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 1.69% due 10/15/26)	5,000,000	2,872,037	2,039,812	0.66%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 8.06% due 4/19/26)	16,560,000	11,501,226	9,756,019	3.17%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 13.02% due 10/22/25)	5,750,000	3,523,784	2,446,297	0.79%
Harbourview CLO VII, Ltd.	CLO Subordinated Note (estimated yield of 19.13% due 11/18/26)	1,100,000	597,575	597,630	0.19%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 20.13% due 1/15/26)	4,604,000	1,901,623	1,703,815	0.55%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 22.39% due 5/15/26)	3,175,000	1,118,505	876,584	0.28%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (8)	9,050,000	605,423	543,000	0.18%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 13.66% due 7/25/29)	3,000,000	2,478,280	2,671,044	0.87%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 26.23% due 5/13/25)	2,975,000	1,539,245	1,737,170	0.56%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 19.86% due 10/28/25)	10,526,000	6,875,156	6,935,748	2.25%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.46% due 7/18/27)	14,500,000	10,941,829	11,633,293	3.78%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 13.48% due 11/15/29)	2,550,000	2,422,500	2,408,186	0.78%
Octagon Investment Partners 26, Ltd.	CLO Subordinated Note (estimated yield of 11.34% due 4/15/27) (7)	13,750,000	10,363,037	10,625,686	3.45%
Octagon Investment Partners 27, Ltd.	CLO Subordinated Note (estimated yield of 11.19% due 7/15/27) (7)	11,804,048	9,402,101	9,691,845	3.15%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 11.72%% due 7/15/29) (7)	16,534,625	11,399,059	9,066,697	2.94%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 11.72% due 7/15/29)	7,012,500	3,144,212	3,447,744	1.12%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (10)	3,000,000	1,738,488	1,267,500	0.41%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/25/25) (10)	12,000,000	6,991,626	3,720,000	1.21%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26) (10)	2,500,000	1,775,904	1,175,000	0.38%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 18.47% due 8/16/37) (7)	10,750,000	9,638,450	9,826,742	3.19%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 1.75% due 10/20/25)	6,750,000	4,916,482	4,100,693	1.33%

See accompanying notes to the consolidated financial statements

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2017

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2) (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (6)
Pinnacle Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 8.31% due 4/15/26)	2,175,000	1,107,607	920,739	0.30%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 4.47% due 4/15/26)	2,500,000	1,400,965	1,037,007	0.34%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	2,125,000	508,302	112,625	0.04%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 17.96% due 2/21/27)	8,100,000	6,057,985	6,207,320	2.02%
THL Credit Wind River 2013-1 CLO Ltd.	CLO Subordinated A Note (estimated yield of 21.75% due 7/20/30)	350,000	238,875	256,002	0.08%
THL Credit Wind River 2013-1 CLO Ltd.	CLO Subordinated B Note (estimated yield of 21.75% due 7/20/30)	1,600,000	962,255	1,154,563	0.37%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (estimated yield of 0.00% due 1/18/26) (9)	1,275,000	-	58,872	0.02%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (estimated yield of 19.25% due 1/18/26)	11,462,250	7,185,751	6,391,783	2.08%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 21.31% due 4/18/26)	11,800,000	6,533,234	6,464,980	2.10%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 10.27% due 7/15/26)	2,550,000	1,365,812	1,170,051	0.38%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 19.45% due 1/22/27)	13,000,000	9,359,822	10,069,124	3.27%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.12% due 7/15/28) (7)	13,050,000	10,988,200	11,116,878	3.61%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 20.03% due 4/18/29) (7)	14,950,000	12,587,545	12,809,498	4.16%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 15.56% due 10/15/30) (7)	18,150,000	15,949,676	16,586,529	5.39%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 17.88% due 1/20/29)	4,200,000	3,576,523	3,495,181	1.14%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 13.28% due 10/14/26)	10,000,000	7,385,613	6,600,613	2.14%
Zais CLO 3, Limited	CLO Subordinated Note (estimated yield of 31.58% due 7/15/27) (7)	11,750,000	7,053,381	8,334,782	2.71%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 20.00% due 10/15/28)	5,950,000	4,273,019	4,610,414	1.50%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 18.04% due 7/15/29)	8,420,000	6,981,864	7,793,922	2.53%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 19.02% due 4/15/30)	6,000,000	4,916,352	4,916,352	1.60%
			462,287,371	439,400,450	142.70%
Loan Accumulation Facilities (11)
Carlyle US CLO 2017-X, Ltd.	Loan Accumulation Facility (Preference shares)	8,305,000	8,305,000	8,305,291	2.70%
Salmagundi Income Note I, Ltd.	Loan Accumulation Facility (Preference shares)	2,860,000	2,860,000	2,860,000	0.93%
Salmagundi Income Note III, Ltd.	Loan Accumulation Facility (Preference shares)	3,020,000	3,020,000	3,020,000	0.98%
Salmagundi Income Note IV, Ltd.	Loan Accumulation Facility (Income notes)	4,450,000	4,450,000	4,450,000	1.45%
Venture XXX CLO, Limited	Loan Accumulation Facility (Ownership interests)	2,025,000	2,025,000	2,025,000	0.66%
			20,660,000	20,660,291	6.71%

Total investments at fair value as of September 30, 2017			$492,583,777	$469,965,765	152.63%

Net assets above (below) fair value of investments				(162,052,859)

Net assets as of September 30, 2017				$307,912,906

(1)	The Company does not "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments categorized as structured finance securities.
(3)	All investments categorized as Level III securities.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(5)	CLO debt positions reflect the coupon rates as of September 30, 2017.
(6)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are updated at least once a year, either on the anniversary of the formation of a CLO investment that the Company holds in its portfolio or on a transaction such as a partial sale, add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.
(7)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(8)	As of September 30, 2017, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9)	As of September 30, 2017, investment cost has been fully amortized. Recurring distributions, once received, will be recognized as realized gain.
(10)	As of September 30, 2017, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.
(11)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated financial statements

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2017

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$45,453,539
Other income	3,235,466
Total Investment Income	48,689,005

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,729,249
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,790,067
Interest expense on 7.00% Unsecured Notes due 2020	3,460,339
Interest expense on 6.75% Unsecured Notes due 2027	320,127
Total Interest Expense	9,299,782

Incentive fee	6,278,931
Management fee	5,158,989
Administration fees	809,346
Professional fees	582,617
Directors' fees	267,625
Other expenses	604,826
Total Expenses	23,002,116

NET INVESTMENT INCOME, BEFORE TAX EXPENSE	25,686,889
Less: tax expense, including excise taxes (1)	571,165
NET INVESTMENT INCOME, AFTER TAX EXPENSE	25,115,724

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,260,994
Net change in unrealized appreciation (depreciation) on investments	(8,831,952)
NET GAIN (LOSS) ON INVESTMENTS	(6,570,958)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,544,766

(1) Tax expense was reduced by an expected refund of $348,012 associated with previously recorded December 31, 2016 U.S. federal excise tax.

See accompanying notes to the consolidated financial statements

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2017	September 30, 2016
INVESTMENT INCOME
Interest income	$45,453,539	$39,943,749
Other income	3,235,466	830,177
Total Investment Income	48,689,005	40,773,926

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,729,249	2,869,817
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,790,067	-
Interest expense on 7.00% Unsecured Notes due 2020	3,460,339	2,258,098
Interest expense on 6.75% Unsecured Notes due 2027	320,127	-
Total Interest Expense	9,299,782	5,127,915

Incentive fee	6,278,931	6,004,563
Management fee	5,158,989	3,434,005
Administration fees	809,346	594,910
Professional fees	582,617	551,983
Directors' fees	267,625	275,125
Other expenses	604,826	357,518
Total Expenses	23,002,116	16,346,019

NET INVESTMENT INCOME, BEFORE TAX EXPENSE	25,686,889	24,427,907
Less: tax expense, including excise taxes	571,165	409,592
NET INVESTMENT INCOME, AFTER TAX EXPENSE	25,115,724	24,018,315

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,260,994	802,138
Net change in unrealized appreciation (depreciation) on investments	(8,831,952)	42,312,115
NET GAIN (LOSS) ON INVESTMENTS	(6,570,958)	43,114,253

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,544,766	$67,132,568

Note: The above Consolidated Statements of Operations includes the nine months ended September 30, 2016 which has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2017	June 30, 2017	September 30, 2017
INVESTMENT INCOME
Interest income	$15,298,344	$30,155,195	$45,453,539
Other income	1,064,543	2,170,923	3,235,466
Total Investment Income	16,362,887	32,326,118	48,689,005

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	947,408	1,781,841	2,729,249
Interest expense on 7.75% Series B Term Preferred Stock due 2026	941,667	1,848,400	2,790,067
Interest expense on 7.00% Unsecured Notes due 2020	1,174,738	2,285,601	3,460,339
Interest expense on 6.75% Unsecured Notes due 2027	320,127	-	320,127
Interest expense	3,383,940	5,915,842	9,299,782

Incentive fee	2,051,942	4,226,989	6,278,931
Management fee	1,742,624	3,416,365	5,158,989
Administration fees	286,167	523,179	809,346
Professional fees	210,085	372,532	582,617
Directors' fees	86,375	181,250	267,625
Other expenses	230,746	374,080	604,826
Total Expenses	7,991,879	15,010,237	23,002,116

NET INVESTMENT INCOME, BEFORE TAX EXPENSE	8,371,008	17,315,881	25,686,889
Less: tax expense, including excise taxes	163,238	407,927	571,165
NET INVESTMENT INCOME, AFTER TAX EXPENSE	8,207,770	16,907,954	25,115,724

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	48,668	2,212,326	2,260,994
Net change in unrealized appreciation (depreciation) on investments	(6,029,477)	(2,802,475)	(8,831,952)
NET GAIN (LOSS) ON INVESTMENTS	(5,980,809)	(590,149)	(6,570,958)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,226,961	$16,317,805	$18,544,766

Note: The above Consolidated Statement of Operations represents the three months ended September 30, 2017, the six months ended June 30, 2017, and the nine months ended September 30, 2017, and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2017	December 31, 2016
Net increase (decrease) in net assets resulting from operations:
Net investment income	$25,115,724	$31,374,840
Net realized gain (loss) on investments	2,260,994	1,915,455
Net change in unrealized appreciation (depreciation) on investments	(8,831,952)	57,289,768
Total net increase (decrease) in net assets resulting from operations	18,544,766	90,580,063

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(25,115,724)	(31,374,840)
Common stock distributions from net realized gains on investments	(2,260,994)	(1,915,455)
Common stock distributions from return of capital	(8,878,045)	(3,160,204)
Total common stock distributions paid to stockholders	(36,254,763)	(36,450,499)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on public offerings, net of underwriting discounts, commissions and offering expenses	28,684,431	43,337,451
Issuance of shares of common stock pursuant to the Company's ATM program, net of commissions and offering expenses	5,975,176	-
Reduction in stockholders' capital related to excess common offering expenses paid for issuance of shares of common stock upon the Company's follow-on public offerings	(37,783)	-
Issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	2,953,744	973,235
Total capital share transactions	37,575,568	44,310,686

Total increase (decrease) in net assets	19,865,571	98,440,250
Net assets at beginning of period	288,047,335	189,607,085
Net assets at end of period	$307,912,906	$288,047,335

Capital share activity:
Shares of common stock sold upon the Company's follow-on public offerings	1,552,500	2,597,553
Shares of common stock sold pursuant to the Company's ATM program	295,462	-
Shares of common stock issued in accordance with the Company's dividend reinvestment plan	151,193	57,216
Total increase (decrease) in capital share activity	1,999,155	2,654,769

See accompanying notes to the consolidated financial statements

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2017

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$18,544,766

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(199,912,751)
Proceeds from sales or maturity of investments (1)	134,148,523
Net realized (gain) loss on investments	(2,260,994)
Net change in unrealized (appreciation) depreciation on investments	8,831,952
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	87,457
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	135,294
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	310,404
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	11,783
Net amortization (accretion) of premiums or discounts on CLO debt securities	(34,205)
Changes in assets and liabilities:
Interest receivable	(3,030,728)
Prepaid expenses	(452,196)
Other receivable	(348,012)
Payable for securities purchased	10,255,567
Incentive fee payable	(46,025)
Management fee payable	196,217
Professional fees payable	17,997
Administration fees payable	63,571
Tax expense payable	(475,600)
Directors' fees payable	42,625
Due to affiliates	77,857
Other expenses payable	(35,930)

Net cash provided by (used in) operating activities	(33,872,428)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(46,139,690)
Issuance of shares of common stock upon the Company's follow-on public offerings, net of underwriting discounts, commissions and offering expenses	28,684,431
Issuance of shares of common stock pursuant to the Company's ATM program, net of commissions and offering expenses	5,975,176
Issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	2,612,035
Reduction in stockholders' capital related to excess common offering expenses paid for issuance of shares of common stock upon the Company's follow-on public offerings	(37,783)
Issuance of 7.75% Series B Term Preferred Stock due 2026	689,600
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(107,511)
6.75% Unsecured Notes due 2027	31,625,000
Deferred debt issuance costs associated with 6.75% Unsecured Notes due 2027	(1,241,070)

Net cash provided by (used in) financing activities	22,060,188

NET INCREASE (DECREASE) IN CASH	(11,812,240)

CASH, BEGINNING OF PERIOD	26,254,377

CASH, END OF PERIOD	$14,442,137

Supplemental disclosure of non-cash financing activities:
Change in issuance of shares of common stock in accordance with the Company's dividend reinvestment plan, not yet received	$341,710

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$2,641,792
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$2,682,668
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$3,149,934
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$308,344
Cash paid for income and excise taxes	$1,394,777

(1)	Proceeds from sales or maturity of investments includes $40,271,379 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2017, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Common Stock” for further discussion relating to the Conversion and the IPO.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The majority of the Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including non-binding indicative mid-point prices provided by an independent pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a nationally recognized valuation firm as an input to the Company’s evaluation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered by the Company in its evaluation of the fair value of such investments and is not determinative of the Company’s assessment of such fair value.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

Effective yields for the Company’s CLO equity positions are updated at least once a year, either on the anniversary of the formation of a CLO investment that the Company holds in its portfolio or on a transaction such as a partial sale, add-on purchase, refinancing or reset.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income may include the Company’s share of income under the terms of class M notes and fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes due 2020 (the “Series 2020 Notes”) and its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes,” and collectively with the Series 2020 Notes, the “Unsecured Notes”).

For the nine months ended September 30, 2017, the Company incurred a total of $5,519,316 in interest expense on the Preferred Stock, of which, $0 was payable as of September 30, 2017. For the nine months ended September 30, 2017, the Company incurred a total of $3,780,466 in interest expense on the Unsecured Notes, of which $0 was payable as of September 30, 2017.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Preferred Stock and its Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to the Preferred Stock issuances and the Unsecured Notes issuance, respectively.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuances of the Preferred Stock and Unsecured Notes, as well as unamortized original issue discounts and premiums associated with the Series B Term Preferred Stock and the Unsecured Notes. Deferred debt issuance costs were capitalized at the time of issuance and are being amortized using the effective interest method over the respective terms of the Preferred Stock and Unsecured Notes. Amortization of deferred debt issuance costs are reflected in the interest expense on mandatorily redeemable preferred stock and interest expense on unsecured notes balances in the Consolidated Statement of Operations. In the event of an early termination of the Company’s Preferred Stock or its Unsecured Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of September 30, 2017.

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) registration expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM registration expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM registration that have not been allocated to the Preferred Stock, the Unsecured Notes and follow-on common stock offering costs, when applicable.

Other Receivable

Other receivable reflects an expected refund of $348,012 associated with previously recorded December 31, 2016 U.S. federal excise tax.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal income tax return.

For the nine months ended September 30, 2017, the Company incurred $135,427 in Delaware franchise tax expense.

As of September 30, 2017, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$596,124,334

Gross unrealized appreciation	3,888,344
Gross unrealized depreciation	(130,046,913)
Net unrealized depreciation	$(126,158,569)

Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company, changed its current tax entity classification and elected to be treated as a disregarded entity from its sole owner effective September 1, 2017. Eagle Point Credit Company Sub LLC incurred $660,000 in federal income tax expense and $123,750 in state income tax expense.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. As of December 31, 2016, the Company recorded estimated U.S. federal excise tax of $600,000, of which $348,012 is expected as a refund as of September 30, 2017. The expected U.S. federal excise tax refund is reported in the other receivable balance in the Consolidated Statement of Assets and Liabilities.

Distributions

Distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders from net investment income, if any, are expected to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and are automatically reinvested in full shares of the Company as of the payment date, in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

On June 1, 2017, the Company declared four separate distributions of $0.20 per share on its common stock, payable on each of June 30, 2017, July 31, 2017, August 31, 2017 and September 29, 2017 to stockholders of record as of June 12, 2017, July 13, 2017, August 11, 2017 and September 12, 2017, respectively.

On August 15, 2017, the Company declared a special distribution of $0.45 per share of common stock payable on September 8, 2017 to stockholders of record as of August 25, 2017. The special distribution represented the excess of the Company’s net taxable income of the Company’s aggregate monthly distributions paid during the tax year ended November 30, 2016.

For the nine months ended September 30, 2017, the Company declared and paid distributions on common stock of $2.05 per share, or $36,254,763.

For the nine months ended September 30, 2017, the Company declared and paid dividends on the Series A Term Preferred Stock of $2,641,792.

For the nine months ended September 30, 2017, the Company declared and paid dividends on the Series B Term Preferred Stock of $2,682,668.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2017:

Fair Value Measurement

	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$9,905,024	$9,905,024
CLO Equity	-	-	439,400,450	439,400,450
Loan Accumulation Facilities	-	-	20,660,291	20,660,291

Total Investments at Fair Value	$-	$-	$469,965,765	$469,965,765

There were no transfers of investments between these levels during the nine months ended September 30, 2017.

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2017:

Change in Investments Classified as Level III
			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2017	$7,192,748	$385,595,367	$17,950,176		$410,738,291
Purchases of investments	28,392,482	119,960,319 (1)	51,559,950		199,912,751
Proceeds from sales or maturity of investments	(27,019,062)	(58,185,432)	(48,944,029	)(1)	(134,148,523)
Net (amortization) accretion of premiums or discounts on CLO debt securities	34,204	-	-		34,204
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1,304,652	(7,969,804)	94,194		(6,570,958)

Balance as of September 30, 2017	$9,905,024	$439,400,450	$20,660,291		$469,965,765

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2017	$317,126	$(15,321,294)	$291		$(15,003,877)

(1)	Reflects $44,629,776 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of September 30, 2017 was $(15,003,877).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2017. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements, as of September 30, 2017.

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of September 30, 2017	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$439,400,450	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.15% - 3.95% / 3.55%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	68.99% - 70.00% / 69.79%
			Discount Rate to Maturity	8.38% - 43.80% / 16.08%

(1) Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of CLO Debt

The Company’s CLO debt has been valued using non-binding indicative mid-point prices provided by an independent pricing service. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of September 30, 2017.

The Adviser categorizes CLO debt as Level III investments. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

plus accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is near or above the weighted average floor of the senior secured loans held by the CLOs in which the Company invests.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the head of the Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. The CLOs the Company is invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact the Company’s net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs

19

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 10, 2016 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $5,158,989 for the nine months ended September 30, 2017, of which $1,742,625 was payable as of September 30, 2017.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or issued and outstanding unsecured notes payable, but excluding the incentive fee). PNII includes accrued income the Company has not yet received in cash, including investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities). PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses.

PNII, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

quarter. The Company incurred incentive fees of $6,278,931 for the nine months ended September 30, 2017, of which $2,257,652 was payable as of September 30, 2017.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, a wholly-owned subsidiary of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations; generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief financial officer, chief compliance officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the nine months ended September 30, 2017, the Company was charged a total of $809,346 in administration fees consisting of $662,020 and $147,326, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $229,878 was payable as of September 30, 2017.

Affiliated Ownership

As of September 30, 2017, certain directors, officers and other related parties, including members of the Company’s management, held 48.0% of the Company’s common stock and 1.1% of the Series A Term Preferred Stock. This represented 40.1% of the total outstanding voting stock of the Company as of September 30, 2017. Additionally, certain officers of the Company hold 0.1% of the Series 2020 Notes as of September 30, 2017. Officers of the Company did not hold any of the Series 2027 Notes as of September 30, 2017.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

In 2014, the Company converted from a Delaware limited liability company into a Delaware corporation, at which time the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. Additionally, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price

21

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

of $20 per share.

On May 18, 2016, the Company closed a follow-on, underwritten, public offering of 1,250,000 shares of its common stock at $17.65 per share, resulting in net proceeds to the Company of $20.8 million after payment of underwriting discounts, commissions and offering expenses.

On September 26, 2016, the Company closed the sale of 201,000 shares of its common stock in a direct placement to a single institutional investor at a price of $17.45 per share, resulting in net proceeds to the Company of $3.4 million after payment of offering expenses.

On December 13, 2016, the Company closed a follow-on, underwritten, public offering of 1,000,000 shares of its common stock at $17.35 per share, resulting in net proceeds to the Company of $16.6 million after payment of underwriting discounts, commissions and offering expenses. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the offering, and purchased an additional 146,553 shares of the Company’s common stock, resulting in additional net proceeds to the Company of $2.5 million after payment of underwriting discounts, commissions and offering expenses.

On February 24, 2017, the Company announced its intention to begin paying distributions on its common stock on a monthly basis, rather than a quarterly basis, on shares of its common stock of $0.20 per share.

On April 25, 2017, the Company closed a follow-on, underwritten, public offering of 1,350,000 shares of its common stock at $19.50 per share, resulting in net proceeds to the Company of approximately $24.9 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 202,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $3.8 million after payment of underwriting discounts and commissions, and structuring fees.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. As of September 30, 2017, the Company sold 295,462 shares of its common stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $6.0 million.

Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.

For the nine months ended September 30, 2017, 151,193 shares of common stock were issued in connection with the DRIP. For the years ended December 31, 2016 and December 31, 2015, 57,216 and 8,752 shares of common stock were issued in connection with the DRIP, respectively.

As of September 30, 2017, there were 100,000,000 shares of common stock authorized, of which 18,474,034 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

In 2015, the Company closed an underwritten, public offering of 1,818,000 shares, of its Series A Term Preferred Stock, at a public offering price of $25 per share, resulting in net proceeds to the Company of $43.3 million after payment of underwriting discounts, commissions and offering expenses.

On October 11, 2016, the Company closed an underwritten, public offering of 1,200,000 shares of its Series B Term Preferred Stock at a public offering price of $25 per share, resulting in net proceeds to the Company of $28.5 million, after payment of underwriting discounts, commissions and offering expenses. Subsequently, the

22

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 180,000 shares of the Series B Term Preferred Stock, resulting in additional net proceeds to the Company of $4.3 million, after payment of underwriting discounts and commissions.

On December 15, 2016, the Company closed a follow-on, underwritten, public offering of 400,000 shares of its Series B Term Preferred Stock at a public offering price of $25 per share, resulting in net proceeds to the Company of approximately $9.4 million, after payment of underwriting discounts, commissions and estimated offering expenses. Subsequently, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 60,000 shares of the Series B Term Preferred Stock, resulting in additional net proceeds to the Company of approximately $1.4 million, after payment of underwriting discounts and commissions.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. As of September 30, 2017, the Company sold 27,584 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $0.7 million.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock, respectively, at a redemption price per share equal to the Series A Liquidation Preference, plus accumulated but unpaid dividends, if any.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock, respectively, at a redemption price per share equal to the Series B Liquidation Preference, plus accumulated but unpaid dividends, if any.

Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

As of September 30, 2017, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,867,584 shares of Series B Term Preferred Stock were issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

In 2015, the Company closed an underwritten, public offering of $25.0 million aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of $23.8 million, after payment of underwriting discounts, commissions and offering expenses.

On June 1, 2016, the Company closed a follow-on, underwritten, public offering of $25.0 million aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of approximately $24.0

23

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

million, after payment of underwriting discounts, commissions and offering expenses.

On August 10, 2016, the Company closed another follow-on offering of $10.0 million in aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of $9.9 million, after payment of offering expenses. The Series 2020 Notes were placed directly to certain investors, and issued under the same indenture and first supplemental indenture dated as of December 4, 2015, under which the previous offerings were issued.

The Series 2020 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2020 Notes will mature on December 31, 2020 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2020 Notes in whole or in part at any time or from time to time at the Company’s option, on or after December 31, 2017.

On August 8, 2017, the Company closed an underwritten public offering of $27.5 million in aggregate principal amount of its Series 2027 Notes, resulting in net proceeds to the Company of approximately $26.4 million, after payment of underwriting discounts, commissions and estimated offering expenses. Subsequently, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional $4.1 million in aggregate principal amount of Series 2027 Notes resulting in additional net proceeds to the Company of $4.0 million, after payment of underwriting discounts and commissions.

The Series 2027 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

As of September 30, 2017, there were 2,399,950 unsecured Series 2020 Notes and 1,265,000 unsecured Series 2027 Notes issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

24

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of September 30, 2017, and as of December 31, 2016:

Asset Coverage of Preferred Stock and Debt Securities
	As of	As of
	September 30, 2017	December 31, 2016

Total assets	$499,963,906	$448,376,026
Less liabilities and indebtedness not represented by senior securities	(15,283,059)	(15,071,707)
Net total assets and liabilities	484,680,847	433,304,319

Preferred Stock	92,139,600	91,450,000
Unsecured Notes	91,623,750	59,998,750
	183,763,350	151,448,750

Asset coverage of preferred stock (1)	264%	286%
Asset coverage of debt securities (2)	529%	722%

(1)	The asset coverage of preferred stock, which includes the Preferred Stock, is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities, which includes the Unsecured Notes, is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

25

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the nine months ended September 30, 2017
Preferred Stock	$92,139,600	$65.94	$25	$25.82
Unsecured Notes	$91,623,750	$5,289.90	N/A	$25.92
For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29
For the year ended December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes (prior to 2017, the Series 2020 Notes only) in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCZ, ECCY) (prior to 2017, the Series 2020 Notes only) for each day during the nine months ended September 30, 2017 and for the years ended December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2017, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

As of the date of these consolidated financial statements, there were no accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

In August 2016, FASB issued Accounting Standards Update No. 2016-15 (“ASU 2016-15”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force,” which is intended to reduce diversity

26

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are debt prepayment or debt extinguished costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Company is currently evaluating the impact, if any, of applying this provision.

On September 27, 2016, the U.S. Internal Revenue Service issued proposed regulations that, if finalized, may result in the Company being subject to federal income tax on a portion of any excess distribution or gain from the disposition of shares held in passive foreign investment companies (“PFICs”), even if the Company distributes such income as a taxable dividend to its stockholders. These regulations will generally require the Company to recognize its share of the PFIC’s income for each year, regardless of whether the Company receives any distributions from such PFIC, and subsequently distribute such income to the Company’s stockholders, in order to maintain its status as a RIC. Furthermore, certain income derived by the Company from a PFIC with respect to which the Company has made a qualifying electing fund (“QEF”) election, would generally constitute as qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC, only to the extent that the PFIC makes distributions of that income to the Company.

Additionally, if the Company holds more than 10% of the interest treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Company is required to include such deemed distributions from a CFC in its income, the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year. Furthermore, certain income derived by the Company from a CFC would generally constitute qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC, only to the extent that the CFC makes distributions of that income to the Company.

Accordingly, the Company may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs, and the Company may limit and/or manage its holdings in issuers that could be treated as CFCs, in order to limit its tax liability or to maximize its after-tax return from such investments.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Company has adopted the amendments to Regulation S-X and has disclosed the asset level classification for all assets within the Consolidated Schedule of Investments.

In November 2016, FASB issued Accounting Standards Update No. 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force,” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the

27

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(UNAUDITED)

beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 if effective for interim and annual reporting periods beginning after December 15, 2017. The Company is currently evaluating the impact, if any, of applying this provision.

12.	SUBSEQUENT EVENTS

On October 2, 2017, the Company declared three separate distributions of $0.20 per share on its common stock, payable on each of October 31, 2017, November 30, 2017 and December 29, 2017 to stockholders of record as of October 12, 2017, November 10, 2017 and December 12, 2017, respectively.

On October 2, 2017, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock. The first distribution was paid on October 31, 2017 to holders of record on October 12, 2017. The additional distributions are payable on each of November 30, 2017 and December 29, 2017 to holders of record on November 10, 2017 and December 12, 2017, respectively.

On October 2, 2017, the Company declared three separate distributions of $301,538 or $0.161459 per share on its Series B Term Preferred Stock. The first distribution was paid on October 31, 2017 to holders of record on October 12, 2017. The additional distributions are payable on each of November 30, 2017 and December 29, 2017 to holders of record on November 10, 2017 and December 12, 2017, respectively.

On October 31, 2017, the Company paid a distribution of $3,694,807 or $0.20 per share on its common stock to holders of record as of October 12, 2017.

During the fourth quarter, as of October 31, 2017, the Company sold 15,446 shares of its common stock and 0 shares of its Series B Term Preferred Stock, pursuant to the ATM offering for total net proceeds to the Company of approximately $0.3 million.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

28

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	For the	For the	For the	For the period from
	nine months ended	year ended	year ended	October 6, 2014
Per Share Data	September 30, 2017	December 31, 2016	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$17.48	$13.72	$19.08	$20.00
Offering costs associated with the Company's initial public offering	-	-	-	(0.07)
Net asset value at beginning of period net of offering costs	17.48	13.72	19.08	19.93

Net investment income (1)(2)	1.45	2.14	1.89	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (2)	(0.37)	3.88	(4.85)	(0.62)
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	1.08	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (3)	(1.45)	(2.08)	(1.89)	(0.31)
Common stock distributions from net realized gains on investments (3)	(0.14)	(0.12)	(0.02)	-
Common stock distributions from return of capital (3)	(0.46)	(0.20)	(0.49)	(0.24)
Total common stock distributions declared to stockholders (3)	(2.05)	(2.40)	(2.40)	(0.55)

Effect of shares issued, net of underwriting expense (4)	0.24	0.18	-	-
Effect of offering costs associated with shares issued (4)	(0.10)	(0.04)	-	-
Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	-	-
Net effect of shares issued (4)	0.16	0.14	-	-

Net asset value at end of period	$16.67	$17.48	$13.72	$19.08

Per share market value at beginning of period	$16.71	$16.43	$20.10	$19.93

Per share market value at end of period	$20.69	$16.71	$16.43	$20.10

Total return (5)	37.80%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	18,474,034	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$307,912,906	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (6)(7)	10.28%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (6)(7)	10.96%	13.72%	10.78%	6.84%
Portfolio turnover rate (8)	31.00%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	264%	286%	365%	N/A
Asset coverage of debt securities	529%	722%	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.30) and ($0.01) per share of common stock, respectively, for the nine months ended September 30, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on a monthly weighted average of shares of common stock outstanding for the period.
(3)	Per share amounts are based on shares of common stock outstanding as of record date.
(4)	Represents the net effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings, reflecting the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(5)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total returns for the nine months ended September 30, 2017 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(6)	Ratios for the nine months ended September 30, 2017 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(7)	Ratios for the nine months ended September 30, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 4.06% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.
(8)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

29

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:
Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

30

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

20 Horseneck Lane
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC
20 Horseneck Lane
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.